UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2009

TomoTherapy Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 Deming Way, Madison, Wisconsin		53717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-824-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 15, 2009, the management and Audit Committee of the Board of Directors of TomoTherapy Incorporated (the "Company") concluded that the Company’s previously issued financial statements as of and for the year ended December 31, 2008, which are included in the Company’s annual report on Form 10-K for the year ended December 31, 2008 (the "2008 Form 10-K"), which was filed with the Securities and Exchange Commission on March 12, 2009 and amended on April 1, 2009, should not be relied upon due to errors in such financial statements relating to the accounting for income taxes, including a potential overstatement of the valuation allowance. The Company is currently investigating the identified errors and the underlying causes for such errors, and intends to file an amendment to the 2008 Form 10-K, which will contain restated financial statements as of and for the year ended December 31, 2008 and any required disclosure related thereto upon the completion of this investigation.

In connection with its evaluation of the restatement described above, management of the Company believes that a material weakness in the Company’s internal control over financial reporting existed as of December 31, 2008. A material weakness is a control deficiency or a combination of control deficiencies that result in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements will not be prevented or detected. Management also believes that the Company’s disclosure controls and procedures were not effective as of December 31, 2008 because of the material weakness in the effectiveness of the Company’s internal control over financial reporting related to complex tax accounting matters with respect to continuing operations.

The Audit Committee of the Board of Directors and management of the Company have discussed the matters disclosed in this current report on Form 8-K with the Company’s current independent registered public accounting firm, PricewaterhouseCoopers LLP, and the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008, Grant Thornton LLP.

The press release issued by the Company on April 21, 2009 titled "TomoTherapy to Amend 2008 Form 10-K" is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number Description
99.1 Press Release dated April 21, 2009, titled "TomoTherapy to Amend 2008 Form 10-K"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TomoTherapy Incorporated

April 21, 2009	By:	/s/ Stephen C. Hathaway

Name: Stephen C. Hathaway
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 21, 2009, titled “TomoTherapy to Amend 2008 Form 10-K"